                      SUPPLEMENT DATED MAY 29, 1998 TO THE

                       PROSPECTUS DATED OCTOBER 28, 1997

                     MORGAN STANLEY AGGRESSIVE EQUITY FUND
                       MORGAN STANLEY AMERICAN VALUE FUND
                       MORGAN STANLEY EQUITY GROWTH FUND
                       MORGAN STANLEY MID CAP GROWTH FUND
                      MORGAN STANLEY U.S. REAL ESTATE FUND
                           MORGAN STANLEY VALUE FUND

                               PORTFOLIOS OF THE

                           MORGAN STANLEY FUND, INC.
                  P.O. BOX 418256 KANSAS CITY, MISSOURI 64141
                                 -------------

    The Prospectus dated October 28, 1997 (the "Prospectus") of the Morgan Stanley Fund, Inc. (the "Fund") is hereby amended and supplemented as follows:

NAME CHANGE OF PORTFOLIO

    The Morgan Stanley Equity Growth Fund name changed to Van Kampen Equity Growth Fund ("Equity Growth Fund").

FUND EXPENSES

    1. The following amendments to the Van Kampen Equity Growth Fund have been made to the "Annual Fund Operating Expenses" table appearing on page 5 and 6 of the Prospectus under the "FUND EXPENSES" section. Each entry under the "Investment Advisory Fee" (after expense reimbursement and/or fee waiver) category for each class of shares of the Equity Growth Fund appearing in the table is changed from 0.68% to 0.72%.

    2. Each entry under the "Other Expenses" (after expense reimbursement and/or fee waiver) category for each class of shares of the Equity Growth Fund appearing in the table is changed from 0.47% to 0.53%.

    3. In addition, the "Total Operating Expenses" (after expense reimbursement and/or fee waiver) category of each class of shares of the Equity Growth Fund has been amended as follows: Class A shares is changed from 1.40% to 1.50%; Class B shares is changed from 2.15% to 2.25%; and Class C shares is changed from 2.15% to 2.25%.

    4. Absent the waiver of fees or reimbursement of expenses for the "Investment Advisory Fees (all classes) is amended from 0.70% to 0.80%. Absent the waiver of fees or reimbursement of expenses for the "Total Operating Expenses" has been amended as follows: Class A shares is changed from 1.42% to 1.58%; Class B shares is changed from 2.17% to 2.33% and Class C shares is changed from 2.17% to 2.33%.

    The expenses and fees for the Equity Growth Fund are based on advisory agreements, 12b-1 plans and estimates of other expenses because the Equity Growth Fund commenced investment operations on May 28, 1998.

    On page 6, the example illustrating the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period as indicated, in (i) Class A shares of Equity Growth Fund, including the maximum 5.75% initial sales charge, (ii) Class B shares of each Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of the Equity Growth Fund, which have a CDSC, but no initial sales charge, has been amended as follows: Class A shares, one year is changed from $71 to $72 and three years is changed from $99 to $102; Class B shares, (assuming complete redemption at end of the period) one year is changed from $72 to $73 and three years is changed from $97 to $100; Class B shares (assuming no redemption) one year is changed from $22 to $23 and the three years is changed from $67 to $70; Class C shares (assuming complete redemption immediately prior to the end of period) one year is changed from $32 to $33 and the three years is changed from $67 to $70; Class C shares (assuming no redemption), one year is changed from $22 to $23 and the three years is changed from $67 to $70.

MANAGEMENT OF THE COMPANY

    On page 17 under the section "Investment Adviser" the last sentence in the first paragraph has been amended as follows: the aggregate advisory fee computed daily and paid monthly at the annual rate is changed from 0.70% to 0.80%.

    The first sentence in the fourth paragraph is modified and reads as follows:
Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

PERFORMANCE INFORMATION

    On page 37 under the section "Performance of Investment Sub-Advisers" the Total Return for the MSIF Portfolio's Class A Shares has been updated for the period ended March 31, 1998 as follows:

              TOTAL RETURN FOR THE MSIF PORTFOLIO'S CLASS A SHARES
              (A SEPARATE MUTUAL FUND FROM THE EQUITY GROWTH FUND)
                      FOR THE PERIOD ENDED MARCH 31, 1998
  (ADJUSTED TO REFLECT PROJECTED OPERATING EXPENSES AND, WHERE INDICATED, THE
                           SALES CHARGES OF THE FUND)

                                                                                                        SINCE
RETURN WITH SALES CHARGE                                          1 YEAR     3 YEARS    5 YEARS     INCEPTION(1)
---------------------------------------------------------------  ---------  ---------  ---------  -----------------
Class A........................................................     41.49%     35.31%     24.02%         19.74%
Class B........................................................     44.37%     37.07%     25.06%         20.50%
Class C........................................................     48.37%     37.60%     25.18%         20.50%

RETURN WITHOUT SALES CHARGE
---------------------------------------------------------------
Class A........................................................     50.12%     38.00%     25.50%         20.76%
Class B........................................................     49.37%     37.60%     25.18%         20.50%
Class C........................................................     49.37%     37.60%     25.18%         20.50%

--------------
(1) Commenced Operations on April 2, 1991.